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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 2001
                                                 -------------------------------

                                   Belo Corp.
               (Exact name of registrant as specified in charter)

            Delaware                         001-08598                        75-0135890
-------------------------------     ------------------------      ---------------------------------
(State or other jurisdiction of     (Commission file number)      (IRS employer identification no.)
        incorporation)

P.O. Box 655237, Dallas, Texas                                               75265-5237
---------------------------------------                                      ----------
(Address of principal executive offices)                                     (Zip code)

Registrant's telephone number, including area code (214) 977-6606
                                                   -----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     A copy of the press release of Belo Corp. with respect to results for the third quarter of fiscal year 2001 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

           99.1         Press Release issued on October 24, 2001

                                       2
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2001

                                       BELO CORP.

                                       By: /s/ Brenda Maddox
                                           -----------------------------------
                                       Name: Brenda Maddox
                                       Title: Vice President/Treasurer

                                       3
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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1           Press Release issued on October 24, 2001